PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2016 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total for Completed Communities	Current Development Units Delivered	Total

Atlanta, GA	6,074	3	—	6,077	—	6,077
Austin, TX	5,838	—	—	5,838	—	5,838
Dallas, TX	4,743	872	—	5,615	—	5,615
Raleigh/Durham, NC	4,397	266	—	4,663	—	4,663
Fort Worth, TX	4,093	426	—	4,519	—	4,519
Charlotte, NC	4,401	—	—	4,401	—	4,401
Nashville, TN	3,207	569	—	3,776	—	3,776
Orlando, FL	3,190	462	—	3,652	110	3,762
Houston, TX	3,232	352	—	3,584	—	3,584
Tampa, FL	2,878	—	—	2,878	—	2,878
Phoenix, AZ	1,976	325	322	2,623	—	2,623
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	45,230	3,275	322	48,827	110	48,937

Jacksonville, FL	3,202	294	—	3,496	—	3,496
Charleston, SC	2,648	—	78	2,726	—	2,726
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	—	336	2,084	—	2,084
Richmond, VA	1,668	254	—	1,922	—	1,922
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	741	694	—	1,435	—	1,435
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Lexington, KY	924	—	—	924	—	924
Other	5,335	1,478	—	6,813	—	6,813
Secondary Markets	27,099	2,720	414	30,233	—	30,233
Total Multifamily Units	72,329	5,995	736	79,060	110	79,170

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of September 30, 2016			Average Effective Rent for the Three Months Ended September 30, 2016	As of September 30, 2016
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$674,650	8.1%	96.7%	$1,145	6,077
Dallas, TX		$611,764	7.3%	95.8%	$1,149	5,615
Austin, TX		$587,825	7.0%	96.1%	$1,095	5,838
Charlotte, NC		$569,477	6.8%	96.3%	$1,064	4,401
Raleigh/Durham, NC		$552,904	6.6%	96.3%	$993	4,663
Orlando, FL		$482,997	5.8%	96.7%	$1,218	3,652
Fort Worth, TX		$389,392	4.7%	96.5%	$1,037	4,519
Nashville, TN		$382,572	4.6%	96.4%	$1,150	3,776
Houston, TX		$359,954	4.3%	96.1%	$1,124	3,584
Tampa, FL		$308,713	3.7%	97.8%	$1,146	2,878
Phoenix, AZ		$295,147	3.5%	96.8%	$1,021	2,301
Las Vegas, NV		$66,729	0.8%	98.2%	$875	721
South Florida		$59,211	0.7%	96.9%	$1,581	480
Large Markets		$5,341,335	63.9%	96.5%	$1,106	48,505

Jacksonville, FL		$293,591	3.5%	97.3%	$1,011	3,496
Charleston, SC		$269,329	3.2%	96.6%	$1,085	2,648
Fredericksburg, VA		$237,981	2.9%	96.3%	$1,287	1,435
Richmond, VA		$234,237	2.8%	97.1%	$1,029	1,922
Savannah, GA		$228,745	2.7%	96.8%	$995	2,219
San Antonio, TX		$157,912	1.9%	96.9%	$1,060	1,504
Kansas City, MO		$154,190	1.9%	96.2%	$1,191	956
Birmingham, AL		$148,613	1.8%	95.9%	$947	1,462
Norfolk, Hampton, Virginia Beach, VA		$142,530	1.7%	97.7%	$1,020	1,285
Memphis, TN		$126,790	1.5%	96.3%	$889	1,811
Little Rock, AR		$115,992	1.4%	95.8%	$884	1,368
Huntsville, AL		$107,931	1.3%	96.8%	$785	1,228
Greenville, SC		$97,752	1.2%	96.7%	$790	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$143,657	1.7%	96.4%	$1,012	1,790
Kentucky		$92,764	1.1%	96.3%	$850	1,308
Mississippi		$73,663	0.9%	97.4%	$865	1,241
Alabama		$60,309	0.7%	97.5%	$952	628
Tennessee		$49,959	0.6%	96.5%	$810	943
Virginia		$48,122	0.6%	99.2%	$1,437	251
South Carolina		$36,692	0.4%	97.0%	$793	576
Secondary Markets		$2,820,759	33.8%	96.8%	$980	29,819

Subtotal		$8,162,094	97.7%	96.6%	$1,058	78,324

Orlando, FL	Large	$29,717	0.4%	73.6%	$1,307	110	314
Phoenix, AZ	Large	$69,008	0.8%	68.6%	$1,340	322	322
Charleston, SC	Secondary	$14,332	0.2%	94.9%	$1,621	78	78
Greenville, SC	Secondary	$56,464	0.7%	79.8%	$1,273	336	336
Richmond, VA	Secondary	$9,965	0.1%	0.0%	$—	—	82
Kansas City, MO	Secondary	$8,943	0.1%	0.0%	$—	—	154
Lease-up and Development		$188,429	2.3%	76.1%	$1,335	846	1,286

Total Wholly Owned Multifamily Communities		$8,350,523	100.0%	96.4%	$1,061	79,170	79,610

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Assets	September 30, 2016	September 30, 2015	Percent Change
Property Revenue
Same Store Communities	72,329	$7,304,194	$248,876	$240,242	3.6%
Non-Same Store Communities	5,995	857,900	25,640	20,238
Lease up/Development Communities	846	188,429	1,679	27
Total Multifamily Portfolio	79,170	$8,350,523	$276,195	$260,507
Commercial Property/Land	—	$30,715	$703	$1,491
Total Property Revenue	79,170	$8,381,238	$276,898	$261,998

Property Expenses
Same Store Communities			$95,714	$92,536	3.4%
Non-Same Store Communities			9,964	8,465
Lease up/Development Communities			644	2
Total Multifamily Portfolio			$106,322	$101,003
Commercial Property/Land			$324	$596
Total Property Expenses			$106,646	$101,599

Net Operating Income
Same Store Communities			$153,162	$147,706	3.7%
Non-Same Store Communities			15,676	11,773
Lease up/Development Communities			1,035	25
Total Multifamily Portfolio			$169,873	$159,504
Commercial Property/Land			$379	$895
Total Net Operating Income			$170,252	$160,399	6.1%

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	Percent Increase/(Decrease)	September 30, 2016	September 30, 2015	Percent Increase/(Decrease)
Personnel	$24,515	$24,052	1.9%	$70,651	$69,341	1.9%
Building Repair and Maintenance	11,963	11,492	4.1%	34,274	33,661	1.8%
Utilities	22,040	21,558	2.2%	61,903	60,270	2.7%
Marketing	2,617	2,856	(8.4)%	7,829	8,874	(11.8)%
Office Operations	3,547	3,360	5.6%	10,414	10,143	2.7%
Property Taxes	28,419	26,215	8.4%	86,164	80,822	6.6%
Insurance	2,613	3,003	(13.0)%	8,614	8,875	(2.9)%
Total Property Expenses	$95,714	$92,536	3.4%	$279,849	$271,986	2.9%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three months ended September 30, 2016	Three months ended September 30, 2015
Atlanta, GA	6,074	9.5%	96.4%	96.2%
Austin, TX	5,838	7.7%	96.2%	96.5%
Charlotte, NC	4,401	6.7%	96.5%	96.6%
Dallas, TX	4,743	6.6%	96.1%	96.2%
Raleigh/Durham, NC	4,397	6.1%	96.3%	96.7%
Orlando, FL	3,190	5.3%	96.6%	96.9%
Fort Worth, TX	4,093	5.2%	96.2%	96.6%
Nashville, TN	3,207	5.1%	96.2%	96.6%
Tampa, FL	2,878	4.4%	96.6%	97.3%
Houston, TX	3,232	4.1%	95.4%	95.7%
Phoenix, AZ	1,976	2.8%	96.8%	96.6%
South Florida	480	1.0%	95.8%	96.2%
Las Vegas, NV	721	0.9%	97.5%	96.0%
Large Markets	45,230	65.4%	96.3%	96.5%

Jacksonville, FL	3,202	4.2%	96.9%	97.0%
Charleston, SC	2,648	4.0%	96.2%	96.7%
Savannah, GA	2,219	3.0%	96.8%	96.9%
Richmond, VA	1,668	2.3%	96.7%	96.7%
San Antonio, TX	1,504	1.9%	96.3%	96.8%
Memphis, TN	1,811	1.9%	96.5%	96.4%
Greenville, SC	1,748	1.9%	96.4%	96.5%
Birmingham, AL	1,462	1.8%	96.2%	96.3%
Little Rock, AR	1,368	1.6%	96.1%	96.2%
Jackson, MS	1,241	1.5%	96.5%	97.1%
Fredericksburg, VA	741	1.3%	96.2%	96.8%
Huntsville, AL	1,228	1.3%	96.8%	94.8%
Lexington, KY	924	1.1%	96.8%	97.3%
Other	5,335	6.8%	96.4%	96.7%
Secondary Markets	27,099	34.6%	96.5%	96.6%

Total Same Store	72,329	100.0%	96.4%	96.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q3 2016	Q3 2015	% Chg	Q3 2016	Q3 2015	% Chg	Q3 2016	Q3 2015	% Chg	Q3 2016	Q3 2015	% Chg
Atlanta, GA	6,074	$23,148	$22,022	5.1%	$8,547	$8,561	(0.2)%	$14,601	$13,461	8.5%	$1,144	$1,083	5.6%
Austin, TX	5,838	21,186	20,324	4.2%	9,377	8,964	4.6%	11,809	11,360	4.0%	1,095	1,049	4.4%
Charlotte, NC	4,401	15,363	14,733	4.3%	5,047	4,934	2.3%	10,316	9,799	5.3%	1,064	1,009	5.5%
Dallas, TX	4,743	17,879	17,020	5.0%	7,718	7,284	6.0%	10,161	9,736	4.4%	1,154	1,101	4.8%
Raleigh/Durham, NC	4,397	14,487	14,056	3.1%	5,158	4,927	4.7%	9,329	9,129	2.2%	1,003	958	4.7%
Orlando, FL	3,190	12,659	11,941	6.0%	4,488	4,361	2.9%	8,171	7,580	7.8%	1,221	1,141	7.0%
Fort Worth, TX	4,093	14,270	13,394	6.5%	6,283	5,725	9.7%	7,987	7,669	4.1%	1,044	979	6.6%
Nashville, TN	3,207	11,840	11,490	3.0%	4,040	3,964	1.9%	7,800	7,526	3.6%	1,132	1,090	3.9%
Tampa, FL	2,878	10,875	10,359	5.0%	4,140	4,030	2.7%	6,735	6,329	6.4%	1,146	1,078	6.3%
Houston, TX	3,232	10,903	11,118	(1.9)%	4,687	4,577	2.4%	6,216	6,541	(5.0)%	1,043	1,061	(1.7)%
Phoenix, AZ	1,976	6,506	6,177	5.3%	2,291	2,142	7.0%	4,215	4,035	4.5%	987	935	5.6%
South Florida	480	2,368	2,272	4.2%	878	809	8.5%	1,490	1,463	1.8%	1,581	1,504	5.1%
Las Vegas, NV	721	2,204	2,041	8.0%	789	782	0.9%	1,415	1,259	12.4%	875	818	7.0%
Large Markets	45,230	$163,688	$156,947	4.3%	$63,443	$61,060	3.9%	$100,245	$95,887	4.5%	$1,099	$1,048	4.9%

Jacksonville, FL	3,202	$10,019	$9,668	3.6%	$3,596	$3,500	2.7%	$6,423	$6,168	4.1%	$979	$944	3.7%
Charleston, SC	2,648	9,525	9,232	3.2%	3,362	3,214	4.6%	6,163	6,018	2.4%	1,085	1,041	4.2%
Savannah, GA	2,219	7,400	7,302	1.3%	2,802	2,704	3.6%	4,598	4,598	0.0%	995	982	1.3%
Richmond, VA	1,668	5,421	5,312	2.1%	1,851	1,899	(2.5)%	3,570	3,413	4.6%	989	951	4.0%
San Antonio, TX	1,504	5,172	5,162	0.2%	2,223	2,216	0.3%	2,949	2,946	0.1%	1,060	1,053	0.7%
Memphis, TN	1,811	5,258	5,079	3.5%	2,341	2,256	3.8%	2,917	2,823	3.3%	889	857	3.7%
Greenville, SC	1,748	4,639	4,525	2.5%	1,785	1,791	(0.3)%	2,854	2,734	4.4%	790	766	3.1%
Birmingham, AL	1,462	4,653	4,664	(0.2)%	1,891	1,857	1.8%	2,762	2,807	(1.6)%	947	939	0.9%
Little Rock, AR	1,368	3,890	3,855	0.9%	1,493	1,409	6.0%	2,397	2,446	(2.0)%	884	874	1.1%
Jackson, MS	1,241	3,584	3,573	0.3%	1,360	1,377	(1.2)%	2,224	2,196	1.3%	865	853	1.4%
Fredericksburg, VA	741	2,975	2,911	2.2%	913	866	5.4%	2,062	2,045	0.8%	1,235	1,192	3.6%
Huntsville, AL	1,228	3,315	3,200	3.6%	1,319	1,372	(3.9)%	1,996	1,828	9.2%	785	767	2.3%
Lexington, KY	924	2,579	2,521	2.3%	922	907	1.7%	1,657	1,614	2.7%	864	837	3.2%
Other	5,335	16,758	16,291	2.9%	6,413	6,108	5.0%	10,345	10,183	1.6%	965	930	3.8%
Secondary Markets	27,099	$85,188	$83,295	2.3%	$32,271	$31,476	2.5%	$52,917	$51,819	2.1%	$957	$930	2.9%

Total Same Store	72,329	$248,876	$240,242	3.6%	$95,714	$92,536	3.4%	$153,162	$147,706	3.7%	$1,046	$1,004	4.2%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q3 2016	Q2 2016	% Chg	Q3 2016	Q2 2016	% Chg	Q3 2016	Q2 2016	% Chg	Q3 2016	Q2 2016	% Chg
Atlanta, GA	6,074	$23,148	$22,621	2.3%	$8,547	$8,375	2.1%	$14,601	$14,246	2.5%	$1,144	$1,123	1.9%
Austin, TX	5,838	21,186	20,810	1.8%	9,377	9,001	4.2%	11,809	11,809	0.0%	1,095	1,085	0.9%
Charlotte, NC	4,401	15,363	15,248	0.8%	5,047	5,011	0.7%	10,316	10,237	0.8%	1,064	1,047	1.6%
Dallas, TX	4,743	17,879	17,458	2.4%	7,718	7,156	7.9%	10,161	10,302	(1.4)%	1,154	1,134	1.8%
Raleigh/Durham, NC	4,397	14,487	14,214	1.9%	5,158	4,912	5.0%	9,329	9,302	0.3%	1,003	983	2.0%
Orlando, FL	3,190	12,659	12,411	2.0%	4,488	4,497	(0.2)%	8,171	7,914	3.2%	1,221	1,194	2.3%
Fort Worth, TX	4,093	14,270	13,997	2.0%	6,283	5,839	7.6%	7,987	8,158	(2.1)%	1,044	1,022	2.2%
Nashville, TN	3,207	11,840	11,677	1.4%	4,040	3,877	4.2%	7,800	7,800	0.0%	1,132	1,111	1.9%
Tampa, FL	2,878	10,875	10,624	2.4%	4,140	4,033	2.7%	6,735	6,591	2.2%	1,146	1,124	2.0%
Houston, TX	3,232	10,903	11,041	(1.2)%	4,687	4,919	(4.7)%	6,216	6,122	1.5%	1,043	1,050	(0.7)%
Phoenix, AZ	1,976	6,506	6,421	1.3%	2,291	2,137	7.2%	4,215	4,284	(1.6)%	987	972	1.5%
South Florida	480	2,368	2,348	0.9%	878	869	1.0%	1,490	1,479	0.7%	1,581	1,555	1.7%
Las Vegas, NV	721	2,204	2,113	4.3%	789	738	6.9%	1,415	1,375	2.9%	875	855	2.3%
Large Markets	45,230	$163,688	$160,983	1.7%	$63,443	$61,364	3.4%	$100,245	$99,619	0.6%	$1,099	$1,082	1.6%

Jacksonville, FL	3,202	$10,019	$9,925	0.9%	$3,596	$3,545	1.4%	$6,423	$6,380	0.7%	$979	$968	1.1%
Charleston, SC	2,648	9,525	9,360	1.8%	3,362	3,215	4.6%	6,163	6,145	0.3%	1,085	1,070	1.4%
Savannah, GA	2,219	7,400	7,302	1.3%	2,802	2,759	1.6%	4,598	4,543	1.2%	995	987	0.8%
Richmond, VA	1,668	5,421	5,362	1.1%	1,851	1,786	3.6%	3,570	3,576	(0.2)%	989	972	1.7%
San Antonio, TX	1,504	5,172	5,161	0.2%	2,223	2,255	(1.4)%	2,949	2,906	1.5%	1,060	1,056	0.4%
Memphis, TN	1,811	5,258	5,193	1.3%	2,341	2,260	3.6%	2,917	2,933	(0.5)%	889	877	1.4%
Greenville, SC	1,748	4,639	4,575	1.4%	1,785	1,827	(2.3)%	2,854	2,748	3.9%	790	779	1.4%
Birmingham, AL	1,462	4,653	4,637	0.3%	1,891	1,985	(4.7)%	2,762	2,652	4.1%	947	945	0.2%
Little Rock, AR	1,368	3,890	3,867	0.6%	1,493	1,472	1.4%	2,397	2,395	0.1%	884	878	0.7%
Jackson, MS	1,241	3,584	3,559	0.7%	1,360	1,345	1.1%	2,224	2,214	0.5%	865	861	0.5%
Fredericksburg, VA	741	2,975	2,961	0.5%	913	851	7.3%	2,062	2,110	(2.3)%	1,235	1,226	0.7%
Huntsville, AL	1,228	3,315	3,248	2.1%	1,319	1,290	2.2%	1,996	1,958	1.9%	785	772	1.7%
Lexington, KY	924	2,579	2,522	2.3%	922	927	(0.5)%	1,657	1,595	3.9%	864	845	2.2%
Other	5,335	16,758	16,560	1.2%	6,413	6,192	3.6%	10,345	10,368	(0.2)%	965	954	1.2%
Secondary Markets	27,099	$85,188	$84,232	1.1%	$32,271	$31,709	1.8%	$52,917	$52,523	0.8%	$957	$947	1.1%

Total Same Store	72,329	$248,876	$245,215	1.5%	$95,714	$93,073	2.8%	$153,162	$152,142	0.7%	$1,046	$1,031	1.5%
MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS

Supplemental Data S-6

MULTIFAMILY SAME STORE YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2016
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		YTD 2016	YTD 2015	% Chg	YTD 2016	YTD 2015	% Chg	YTD 2016	YTD 2015	% Chg	YTD 2016	YTD 2015	% Chg
Atlanta, GA	6,074	$68,082	$64,225	6.0%	$25,289	$25,149	0.6%	$42,793	$39,076	9.5%	$1,123	$1,058	6.1%
Austin, TX	5,838	62,535	59,316	5.4%	27,755	26,463	4.9%	34,780	32,853	5.9%	1,083	1,030	5.1%
Charlotte, NC	4,401	45,596	43,276	5.4%	14,742	14,533	1.4%	30,854	28,743	7.3%	1,046	988	5.9%
Dallas, TX	4,743	52,485	50,016	4.9%	22,140	20,935	5.8%	30,345	29,081	4.3%	1,134	1,085	4.5%
Raleigh/Durham, NC	4,397	42,799	41,344	3.5%	14,681	14,069	4.3%	28,118	27,275	3.1%	985	946	4.1%
Orlando, FL	3,190	37,366	34,808	7.3%	13,332	12,977	2.7%	24,034	21,831	10.1%	1,197	1,111	7.7%
Fort Worth, TX	4,093	42,001	39,220	7.1%	17,889	16,748	6.8%	24,112	22,472	7.3%	1,023	959	6.7%
Nashville, TN	3,207	34,872	33,383	4.5%	11,481	11,270	1.9%	23,391	22,113	5.8%	1,113	1,073	3.7%
Tampa, FL	2,878	31,962	30,406	5.1%	12,211	11,802	3.5%	19,751	18,604	6.2%	1,125	1,060	6.1%
Houston, TX	3,232	33,012	33,056	(0.1)%	14,645	14,212	3.0%	18,367	18,844	(2.5)%	1,048	1,051	(0.3)%
Phoenix, AZ	1,976	19,230	18,102	6.2%	6,484	6,452	0.5%	12,746	11,650	9.4%	972	920	5.7%
South Florida	480	7,050	6,761	4.3%	2,565	2,459	4.3%	4,485	4,302	4.3%	1,560	1,484	5.1%
Las Vegas, NV	721	6,402	5,928	8.0%	2,235	2,190	2.1%	4,167	3,738	11.5%	858	806	6.5%
Large Markets	45,230	$483,392	$459,841	5.1%	$185,449	$179,259	3.5%	$297,943	$280,582	6.2%	$1,082	$1,030	5.0%

Jacksonville, FL	3,202	$29,736	$28,485	4.4%	$10,528	$10,430	0.9%	$19,208	$18,055	6.4%	$968	$932	3.9%
Charleston, SC	2,648	28,105	26,952	4.3%	9,667	9,411	2.7%	18,438	17,541	5.1%	1,070	1,019	5.0%
Savannah, GA	2,219	21,991	21,380	2.9%	8,067	7,863	2.6%	13,924	13,517	3.0%	988	970	1.9%
Richmond, VA	1,668	16,104	15,648	2.9%	5,490	5,489	0.0%	10,614	10,159	4.5%	974	942	3.4%
San Antonio, TX	1,504	15,441	15,266	1.1%	6,678	6,607	1.1%	8,763	8,659	1.2%	1,056	1,044	1.1%
Memphis, TN	1,811	15,597	14,930	4.5%	6,825	6,718	1.6%	8,772	8,212	6.8%	876	851	2.9%
Greenville, SC	1,748	13,745	13,216	4.0%	5,293	5,249	0.8%	8,452	7,967	6.1%	780	754	3.4%
Birmingham, AL	1,462	13,936	13,766	1.2%	5,720	5,609	2.0%	8,216	8,157	0.7%	943	936	0.7%
Little Rock, AR	1,368	11,605	11,419	1.6%	4,319	4,203	2.8%	7,286	7,216	1.0%	879	875	0.5%
Jackson, MS	1,241	10,701	10,576	1.2%	4,008	3,990	0.5%	6,693	6,586	1.6%	861	845	1.9%
Fredericksburg, VA	741	8,887	8,582	3.6%	2,687	2,652	1.3%	6,200	5,930	4.6%	1,222	1,170	4.4%
Huntsville, AL	1,228	9,809	9,519	3.0%	3,836	3,792	1.2%	5,973	5,727	4.3%	774	762	1.6%
Lexington, KY	924	7,610	7,428	2.5%	2,714	2,731	(0.6)%	4,896	4,697	4.2%	848	827	2.5%
Other	5,335	49,746	47,867	3.9%	18,568	17,983	3.3%	31,178	29,884	4.3%	953	916	4.0%
Secondary Markets	27,099	$253,013	$245,034	3.3%	$94,400	$92,727	1.8%	$158,613	$152,307	4.1%	$947	$919	3.0%

Total Same Store	72,329	$736,405	$704,875	4.5%	$279,849	$271,986	2.9%	$456,556	$432,889	5.5%	$1,032	$988	4.5%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of September 30, 2016				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q3 2016	After

Retreat at West Creek II	Richmond, Virginia	82	—	11	4Q15	1Q17	2Q17	4Q17	$15,100	$9,965	$5,135
CG at Randal Lakes Phase II	Orlando, Florida	314	110	94	2Q15	2Q16	2Q17	4Q17	41,300	29,717	11,583
The Denton II	Kansas City, Missouri-Kansas MSA	154	—	—	4Q15	3Q17	4Q17	3Q18	25,400	8,943	16,457
Total Active		550	110	105					$81,800	$48,625	$33,175

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of September 30, 2016
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Residences at Fountainhead	Tempe, Arizona	322	68.6%	(2)	1Q17
River's Walk Phase II	Charleston, South Carolina	78	94.9%	3Q16	4Q16
Innovation Apartment Homes	Greenville, South Carolina	336	79.8%	(2)	3Q17
Total		736	76.5%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2016 ACQUISITION ACTIVITY
Dollars in thousands

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date	YTD NOI
The Apartments at Cobblestone Square	Fredericksburg, Virginia	314	2012	March 1, 2016	$2,287
Residences at Fountainhead	Tempe, Arizona	322	2015	June 30, 2016	621
Yale at 6th	Houston, Texas	352	2015	September 8, 2016	281
Innovation Apartment Homes	Greenville, South Carolina	336	2015	September 22, 2016	84

Supplemental Data S-8

2016 DISPOSITION ACTIVITY
Dollars in thousands

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date	YTD NOI
Colonial Village at Mill Creek	Winston-Salem, North Carolina	220	1984	August 18, 2016	$624
Corners at Crystal Lake	Winston-Salem, North Carolina	240	1982	August 18, 2016	747
Colonial Village at Glen Eagles	Winston-Salem, North Carolina	310	1990/2000	August 18, 2016	1,063
Colonial Grand at Autumn Park	Greensboro, North Carolina	402	2001/04	August 18, 2016	1,826
Abbington Place	Huntsville, Alabama	152	1987	September 13, 2016	518
Colonial Village at Greystone	Charlotte, North Carolina	408	1998/2000	September 13, 2016	1,985
Colonial Village at Stone Point	Charlotte, North Carolina	192	1986	September 13, 2016	991

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date	YTD NOI
Colonial Promenade Nord du Lac	Covington, Louisiana	295,447	2011	March 28, 2016	$460
Land Title Building(1)	Birmingham, Alabama	29,971		May 23, 2016	—

Land Dispositions	Location	Acres	Closing Date
McKinney(2)	McKinney, Texas	30	February 4, 2016
Colonial Promenade Nord du Lac - Outparcels	Covington, Louisiana	25	March 28, 2016
Colonial Grand at Heathrow - Adjacent Land Parcels	Heathrow, Florida	11	April 7, 2016 and April 13, 2016
CP Huntsville - Outparcel	Huntsville, Alabama	1	June 29, 2016
(1) This property was sold by Six Hundred Building Partners, a joint venture, in which MAA owned a 33.3% interest.
(2) This property consisting of undeveloped land was sold by McDowell CRLP McKinney JV, LLC, a joint venture, in which MAA owned a 25% interest.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2016
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,039,157	88.5%	3.9%	4.4%	4.6
Capped debt	75,000	2.2%	1.2%	1.2%	1.1
Floating (unhedged) debt	320,000	9.3%	1.4%	1.4%	0.1
Total	$3,434,157	100.0%	3.6%	4.0%	4.1

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$2,195,989	63.9%	3.6%	3.6%	5.4
Secured debt	1,238,168	36.1%	3.5%	4.7%	2.5
Total	$3,434,157	100.0%	3.6%	4.0%	4.4

	Total	Percent of		Q3 2016	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$6,334,326	73.8%		$124,916	73.4%
Encumbered gross assets	2,245,616	26.2%		45,336	26.6%
Total	$8,579,942	100.0%		$170,252	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2016	$—	$—	$—	—%	$25,000	$25,000
2017	127,473	299,065	426,538	3.0%	25,000	451,538
2018	139,607	250,753	390,360	4.1%	25,000	415,360
2019	562,365	—	562,365	5.7%	—	562,365
2020	167,773	—	167,773	4.8%	—	167,773
Thereafter	1,492,121	—	1,492,121	4.3%	—	1,492,121
Total	$2,489,339	$549,818	$3,039,157	4.4%	$75,000	$3,114,157	4.5

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2016 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2016	$80,000	$—	$—	$—	$80,000
2017	80,000	—	59,498	17,975	157,473
2018	80,000	—	89,696	300,665	470,361
2019	—	—	542,420	19,945	562,365
2020	—	205,000	167,773	149,733	522,506
Thereafter	—	—	138,781	1,502,671	1,641,452
Total	$240,000	$205,000	$998,168	$1,990,989	$3,434,157

DEBT COVENANT ANALYSIS(1)

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	40.0%	Yes
Limit on Incurrence of Secured Debt	40% or less	14.4%	Yes
Ratio of Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.82x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	288%	Yes

Bank Covenants	Required	Actual	Compliance
Total Leverage Ratio	60% or less	33.5%	Yes
Total Secured Leverage Ratio	40% or Less	11.9%	Yes
Adjusted EBITDA to Fixed Charges	1.5:1 or greater for trailing 4 quarters	4.08x	Yes
Unencumbered Leverage Ratio	60% or less	29.2%	Yes
(1) The calculations of the Public Bond Covenants and Bank Covenants above are specifically defined in Mid-America Apartments, L.P.'s debt agreements, and as such, these calculations may not be consistent with those found earlier in this document.

Supplemental Data S-11

BALANCE SHEET RATIOS
	Three Months Ended
	September 30,
	2016	2015
Recurring EBITDA/Debt Service(1)	4.09x	3.92x
Fixed Charge Coverage (1) (2)	4.35x	4.13x
Total Debt/Total Market Capitalization	31.4%	34.5%
Total Debt/Gross Assets	40.0%	41.2%
Net Debt/Gross Assets	39.7%	40.7%
Unencumbered Assets/Gross Real Estate Assets	74.6%	70.0%

(1)	As of September 30, 2016 and 2015, interest expense includes debt issuance costs of $894,000 and $887,000, respectively.

(2)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

	Twelve Months Ended
	September 30,
	2016	2015
Fixed Charge Coverage (1) (2)	4.31x	3.99x
Net Debt/Recurring EBITDA (2)	5.55x	5.86x

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	For the twelve months ended September 30, 2016 and 2015, interest expense includes debt issuance costs of $3.6 million and $3.7 million, respectively.

Supplemental Data S-12

2016 GUIDANCE

MAA provides guidance on Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, but does not forecast net income available for common shareholders per diluted common share. It is not reasonable to accurately predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO. Based on historical experience, the dollar amount of that unavailable information could be significant. The guidance provided below does not include the impact of closing the pending merger with Post Properties.

Full Year 2016
Earnings
Core FFO per Share - diluted	$5.86 to $5.96
Midpoint	$5.91
Core AFFO per Share - diluted	$5.16 to $5.26
Midpoint	$5.21

Same Store Communities:
Number of units	72,329
Property revenue growth	4.0% to 4.5%
Property operating expense growth	2.5% to 3.5%
NOI growth	4.75% to 5.25%
Real estate tax expense growth	5.5% to 6.5%

Corporate Expenses:
General and administrative and property management expenses	$60.0 to $61.0 million
Income tax expense	$1.5 to $2.0 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$265 to $350 million
Disposition volume (multifamily)	$200 to $300 million
Commercial / land disposition volume	$40 to $50 million
Development investment	$50 to $60 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.0% to 4.2%
Average Effective Interest Rate	3.6% to 3.8%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	39% to 41%
Unencumbered Asset Pool (Percent of Total Gross Assets)	72% to 75%

Non Core Items:
Acquisition expense	$2.5 to $3.0 million
Projected amortization of debt mark-to-market	$15 to $16 million

Supplemental Data S-13

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa2	Positive
Standard & Poor's Ratings Services (1) (3)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

(3)	Placed on CreditWatch with positive implications to reflect the anticipated additional scale and improvement in financial leverage from the pending merger transaction with Post Properties.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Earnings release & conference call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Declaration Date	9/24/2015	12/8/2015	3/22/2016	5/17/2016	9/27/2016
Record Date	10/15/2015	1/15/2016	4/15/2016	7/15/2016	10/14/2016
Payment Date	10/30/2015	1/29/2016	4/29/2016	7/29/2016	10/31/2016
Distributions Per Share	$0.77	$0.82	$0.82	$0.82	$0.82

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Qs, 10-Ks and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-14